Third Quarter 2024   Investor Presentation FUELING DISRUPTIVE TECHNOLOGIES. REVOLUTIONIZING THE FUTURE.

FORWARD-LOOKING STATEMENTS | DISCLAIMER Trinity Capital Inc. (the “Company”) cautions that this presentation may contain forward-looking statements that are based on current expectations and assumptions about future events, and which are not based in historical fact. The forward-looking statements in this presentation are based on current conditions as of the date of this presentation, and include, but are not limited to, statements regarding our financial objectives, beliefs, strategies, anticipated future operating results and cash flows, operating expenses, investment originations and performance, available capital, and payment of future dividends and stockholder returns. Although our management believes that the expectations reflected in any forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in the forward-looking statements. By their nature, these forward-looking statements involve numerous assumptions, uncertainties and risks, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on these forward-looking statements, as a number of factors could cause future Company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political and regulatory conditions. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. Historical results discussed in this presentation are not indicative of future results. The information disclosed in this presentation is made as of the date hereof and reflects Trinity Capital Inc.’s current assessment of its financial performance for the most recent period reported. Actual financial results filed with the Securities and Exchange Commission in the future may differ from those contained herein in the event of additional adjustments recorded prior to the filing of its financial statements. The information contained in this presentation should be viewed in conjunction with Trinity Capital Inc.'s most recently filed Quarterly Report on Form 10-Q, Annual Report on Form 10-K or Registration Statement on Form 424B1. We undertake no obligation to update the information contained herein to reflect subsequently occurring events or circumstances, except as required by applicable securities laws and regulations. This presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities referred to in this presentation in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by Trinity Capital Inc. or as legal, accounting or tax advice.

COMPANY OVERVIEW

TRINITY CAPITAL OVERVIEW

Diversified financial solutions to growth-stage companies | NASDAQ – TRIN, TRINL, TRINZ, TRINI

15+ YEAR TRACK RECORD(1)

$3.8B Fundings

374 Investments

210 Exits

$2.0B Assets Under Management(2)

MARKET CAP / DIVIDEND YIELD

$817.6M
Market Cap(3)

$13.13 NAV
per share(4)

15.0%
Annualized Dividend Yield(5)

PORTFOLIO(4)

$1,269.7M
Secured Loans
81 Companies

$305.1M
Equipment Financings
30 Companies

$112.1M
Equity & Warrants
124 Companies

LIQUIDITY(4)

$228.5M
Available Liquidity(6)

BBB, BBB(low)
Investment Ratings(7)

122%
Debt-to-Equity

(1) Historical information includes information and data related to Trinity Capital's predecessor funds, the first of which was launched in 2008, through September 30, 2024. The predecessor funds were merged with and into Trinity Capital on January 16, 2020, immediately after which Trinity Capital began operating as a business development company.
(2) Includes the fair value of assets managed by Trinity Capital through Senior Credit Corp 2022 LLC (JV), EPT 16 LLC, and Trinity Capital Adviser, LLC (RIA) as of September 30, 2024.
(3) Based on the closing price of TRIN of $13.88 on October 28, 2024.
(4) As of September 30, 2024.
(5) Annualized based on the $0.51 dividend per share declared for Q3 2024 and a closing stock price of $13.57 on September 30, 2024.
(6) Includes $8.5 million of cash and cash equivalents and $220.0 million of available borrowing capacity on our KeyBank Credit Facility. Excludes capital raised by the JV and funds managed by our wholly owned RIA subsidiary.
(7) Credit ratings assigned by Egan-Jones Ratings Company and Morningstar DBRS, respectively, which are independent, unaffiliated rating agencies. A credit rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. There can be no assurance that this rating will remain for any given period of time.

TRINITY CAPITAL

© 2024 Trinity Capital Inc.
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THE TRINITY PLATFORM Unique internal management structure and capitalization diversification fortifies the TRIN platform and produces enhanced value proposition Additional liquidity Fee and interest income Incremental returns Co-investment opportunities TRINITY CAPITAL (NASDAQ: TRIN) Internally Managed BDC Tech Lending | Equipment Financing | Life Sciences | Warehouse Lending | Sponsor Finance Senior Credit Corp 2022 LLC (Joint Venture) Co-investment vehicle owned 12.5% by TRIN. Potential Private Vehicles (private funds, BDCs, SMAs, JVs) EPT 16 LLC (Private Fund advised by RIA) EPT 16 is a private co-investment fund intended to convert to a private BDC (pending SEC exemptive relief). Trinity Capital Adviser (Registered Investment Adviser “RIA”) Trinity’s wholly owned RIA generates management and incentive fees by advising private funds. Benefits to TRIN Shareholders

DIVERSE BUSINESS VERTICALS Diversified across investment type, transaction size, industry and geography SPONSOR FINANCE LIFE SCIENCES TECH LENDING EQUIPMENT FINANCE WAREHOUSE LENDING NASDAQ TRIN Senior secured term loans to institutionally-backed technology companies Financing mission-critical manufacturing equipment and hard assets Senior secured term loans to commercial stage life science companies Enterprise value secured term loans to private equity-backed software companies Asset-based lending to bankruptcy-remote SPVs UP TO $100M Diverse business verticals with largest credit exposure less than 4% of total debt investments (as of September 30, 2024) PLATFORM TRANSACTION SIZE

With unique capitalization and diversified businesses, we aim to provide investors with stable and consistent returns by offering access to the private credit market Internally Managed BDC Aligned interests between employees and shareholders Management company and a pool of diversified assets Robust & Scalable Platform Robust and scalable systems for origination, underwriting and monitoring Separation of origination, underwriting and portfolio management duties aids “positive feedback” loop 86 dedicated professionals with a unique culture built over 15+ years WHY IS TRINITY DIFFERENT Diversified Business Verticals Tech Lending | Life Sciences | Warehouse Lending | Sponsor Finance | Equipment Financing Diversification across investment type, industry and geography We maintain full ownership and control of our deal pipeline

Broad origination pipeline of private equity and venture capital firms, tech banks, former clients, service providers and inbound interest Established intercreditor agreements with the banks. Our capital in combination with bank debt results in a lower blended cost to our customers Relationships with top market share banks catering to majority of private equity- and venture capital-backed companies ENTRENCHED INDUSTRY RELATIONSHIPS First-call relationships with top industry-partners cultivated over years of experience

Investor Syndicate Revenue & Gross Margins Business Model Includes historical information of Trinity Capital's predecessor funds, the first of which was launched in 2008, through September 30, 2024. Past performance is not indicative of future results. Investment results may vary significantly over any given time period. FINANCIALS DEBT STRUCTURE CAPITALIZATION MANAGEMENT PRODUCT & MARKET Product Differentiation Market Potential Industry & Start-up Experience BOD Make-up Fund Vintage & Dry Capital Collateral Cash Life UNDERWRITING APPROACH AND RISK MITIGATION Disciplined investment approach keeps our annualized loss rate at 27 bps, which is more than offset by realized gains on warrant and equity investments(1)

TECH LENDING

Senior secured term loans to institutionally-backed technology companies

Term Loans

01 **SECURED LOANS**
Lien on all assets including IP

02 **BACKED BY INSTITUTIONAL CAPITAL**
Companies have raised significant equity

03 **GROWTH CAPITAL**
Debt proceeds used to fuel growth and scale business

Select Examples

WHOOP



WHOOP *is a leading designer for wearable health and fitness trackers that capture biometric data shown to have the most impact on your health.*

- **Investor Syndicate**

  SoftBank Vision Fund, IVP, Cavu Ventures, NextView Ventures

Empower


$2,402.03

Empower Finance *is helping people find financial security through machine learning models that evaluate creditworthiness.*

- **Investor Syndicate**

  Sequoia Capital, Blisce, Icon Ventures, Initialized Capital

TRINITY CAPITAL
© 2024 Trinity Capital Inc.
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EQUIPMENT FINANCING

Financing mission-critical manufacturing equipment and hard assets

Equipment Financings

01 **COMPANIES WITH CAPEX REQUIREMENTS**
Mission-critical hard assets

02 **JUST-IN-TIME CAPITAL**
Available as needed to meet growing equipment needs

03 **EQUIPMENT COLLATERAL**
Secured by perfected lien on equipment collateral

Select Examples

ROCKET LAB



Rocket Lab *delivers reliable launch services, spacecraft components, satellites and other spacecraft to make it faster and easier to access space.*

- **Investor Syndicate**

  BlackRock, Space Capital, Vector Capital

ATHLETIC BREWING CO®
NON-ALCOHOLIC BREWS



Athletic Brewing *brews great tasting Non-Alcoholic Craft Beer made with high-quality, all-natural ingredients and low calories for the active lifestyle.*

- **Investor Syndicate**

  AG Ventures, Valency Capital, TRB Advisors

TRINITY CAPITAL

© 2024 Trinity Capital Inc.
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Term Loans 02 LIFE SCIENCES Senior secured term loans for growth capital to commercial stage life sciences companies RxAnte is a leading predictive analytics and clinical services company dedicated to improving medications use and health outcomes. Investor Syndicate First Trust Capital Partners, UPMC Enterprises Select Examples 01 SECURED LOANS Lien on all assets including IP STRONG CLINICAL DATA PROFILE Established or clear “line of sight” to favorable reimbursement 03 REGULATORY COMPLIANCE Companies received regulatory (FDA or EMA) approval or late-stage clinical trials Shoulder Innovations is a shoulder arthroplasty-focused medical device development company that designs and commercializes products that have the potential for improved patient care and reduced cost to the healthcare system. Investor Syndicate Gilde Healthcare Partners, US Venture Partners, Lightstone, Aperture Venture Partners

WAREHOUSE LENDING Asset-based lending to bankruptcy-remote SPVs Denim provides comprehensive financial tools, including invoice audit, a document inbox, TMS integrations, and smart automation technologies to streamline your back-office operations. Investor Syndicate Pelion Venture Partners, Crosslink Capital, Anthemis, FJ Labs Parafin empowers small businesses by providing them customized, embedded financial products through the platforms they already use, such as on-demand marketplaces, point-of-sales solutions, and vertical SaaS. Investor Syndicate GIC, Thrive Capital, Ribbit Capital Select Examples Revolving Credit Line 01 REVOLVING CREDIT LINE Based on eligible assets in SPV 03 ASSET-BASED COLLATERAL Borrowing base is comprised of cash flow positive assets 02 BACKED BY INSTITUTIONAL CAPITAL Companies have raised significant equity

SPONSOR FINANCE

Enterprise value secured term loans to private equity-backed software companies

Term Loans

01 | **SENIOR SECURED LOANS**
Lien on all assets including IP

02 | **MAJORITY CONTROL BY PRIVATE EQUITY**
Significant cash equity cushion relative to senior debt

03 | **ESTABLISHED BUSINESSES**
Well positioned and growing at above market rate, with a fully funded plan

Select Examples

Impel AI



__Impel__ offers auto dealers, wholesalers, OEMs, and marketplaces the industry's most advanced AI-powered customer lifecycle management platform.

- **Investor Syndicate**
  Silversmith Capital Partners

SERVICE TRADE


SERVICETRADE SMART AI
SMART INSIGHTS

__ServiceTrade__ streamlines service and project operations to reduce administrative costs, optimizes field performance to increase revenue per technician, and boosts sales and client retention to grow margins.

- **Investor Syndicate**
  JMI Equity

TRINITY CAPITAL

© 2024 Trinity Capital Inc. | 14

FINANCIAL HIGHLIGHTS

Most of Trinity’s unfunded commitments are conditional, subject to additional lending provisions, and generally dependent upon the portfolio company reaching certain milestones before the commitment becomes available. Includes the fair value of assets managed by Trinity Capital through the JV, EPT 16, and the RIA as of September 30, 2024. Effective yield includes fees and accelerated income from prepayments but excludes fees earned from the JV, and is calculated based on the daily weighted average debt investments at cost. Core yield excludes fees and accelerated income from prepayments. Total Investment Income of $61.8M Net Investment Income (“NII”) of $29.4M Net Interest Margin (“NIM”) of 11.9% NII per share of $0.54 provides 105.9% of regular distribution coverage Consistent third quarter regular dividend distribution of $0.51 per share Robust Earnings Total Debt Investments (at cost): $1,610.3M Total Investments (at cost): $1,723.5M Total Platform Assets Under Management(2) (at fair value): $1,983.1M Effective Yield(3): 16.1% Core Yield(4): 14.9% Debt & equity commitments in 3Q24: $629.2M Debt & equity fundings in 3Q24: $459.0M Unfunded commitments(1) as of 9/30/2024: $606.4M Term sheets signed as of 9/30/2024: $387.4M Q3 2024 HIGHLIGHTS Leading Originations Platform Portfolio Assets

Net Investment Income covered regular dividend by 105.9% in 3Q24 Nineteenth consecutive consistent or increased regular dividend 15.0% annualized total dividend yield(1) SOLID SHAREHOLDER RETURNS Annualized based on the $0.51 dividend per share declared for Q3 2024 and a closing stock price of $13.57 on September 30, 2024.

For the three months ended For the three months ended Nine Months Ended September 30 (In thousands, except per share amounts) 09/30/2024 06/30/2024 03/31/2024 12/31/2023 09/30/2023 Total Investment Income $ 61,766 $ 54,641 $ 50,453 $ 47,834 $ 46,438 Interest expense and other debt financing costs 16,868 13,885 12,144 10,446 10,783 Compensation and benefits 11,528 9,944 9,864 8,434 8,693 General and administrative(1) 4,010 4,069 3,288 3,887 3,556 Total Operating Expenses 32,406 27,898 25,296 22,767 23,032 Net Investment Income (NII) 29,360 26,743 25,157 25,067 23,406 Net Realized Gain / (Loss) from Investments (13,880) (6,488) 1,351 773 (1,868) Net Change in Unrealized Appreciation / (Depreciation) from Investments 8,920 10,573 (12,000) (8,136) (4,717) Net Increase (Decrease) in Net Assets from Operations $ 24,400 $ 30,828 $ 14,508 $ 17,704 $ 16,821 Net Investment Income (NII) per Share – Basic $0.54 $0.53 $0.54 $0.57 $0.58 Net Increase (Decrease) in Net Assets resulting from Operations per Share – Basic $0.45 $0.61 $0.31 $0.40 $0.42 Weighted Average Shares Outstanding – Basic 54,413 50,162 46,748 44,308 40,119 QUARTERLY INCOME STATEMENT General and administrative expenses include excise tax expense.

INCOME SOURCE & PORTFOLIO YIELD TRENDS Strong Yields Produce Solid Investment Income Includes fees and dividend income earned from the JV. Effective yield includes fees and accelerated income from prepayments but excludes fees earned from the JV, and is calculated based on the daily weighted average debt investments at cost. Core yield excludes fees and accelerated income from prepayments. (2) (3) (1)

NII RETURNS AND USE OF LEVERAGE Delivering strong returns through effective use of leverage NII return on average assets (ROAA) is calculated as NII divided by average assets for the period and is annualized for the quarterly periods presented. NII return on average equity (ROAE) is calculated as NII divided by average net assets for quarterly period and is annualized for the quarterly periods presented. Leverage ratio is calculated as outstanding principal of borrowings divided by net assets as of the end of the period.

NET INVESTMENT INCOME (NII) PER SHARE BRIDGE Includes the impact of share activity and equity incentive plans. (1)

For the three months ended Nine Months Ended September 30 (In thousands, except per share amounts) 09/30/2024 06/30/2024 03/31/2024 12/31/2023 09/30/2023 Assets Total investments at fair value $ 1,686,862 $ 1,424,815 $ 1,363,862 $ 1,275,180 $ 1,116,552 Cash and cash equivalents 8,535 46,102 11,967 4,761 7,230 Interest receivable 16,947 13,976 13,312 11,206 10,920 Other assets 22,419 20,534 20,551 19,835 16,224 Total Assets $ 1,734,763 $ 1,505,427 $ 1,409,692 $ 1,310,982 $ 1,150,926 Liabilities KeyBank Credit Facility $ 290,000 $ 254,700 $ 190,000 $ 213,000 $ 100,000 Unsecured Notes, net of unamortized deferred financing costs (1) 622,586 510,157 539,304 426,614 425,734 Distribution payable 29,397 26,443 24,808 23,162 23,353 Security deposits 9,393 11,169 11,114 12,287 14,464 Accounts payable, accrued expenses, and other liabilities 26,592 22,919 18,150 24,760 17,912 Total Liabilities $ 977,968 $ 825,388 $ 783,376 $ 699,823 $ 581,463 Net Assets $ 756,795 $ 680,039 $ 626,316 $ 611,159 $ 569,463 Shares outstanding 57,642 51,849 48,643 46,324 43,247 Net Assets per Share (NAV per share) $13.13 $13.12 $12.88 $13.19 $13.17 QUARTERLY BALANCE SHEET Includes the 2025 Unsecured Notes, August 2026 Unsecured Notes, March 2029 Unsecured Notes, September 2029 Unsecured Notes, December 2026 Unsecured Notes, and Convertible Notes. Refer to the ‘Debt Capital Structure’ slide for further details.

Includes the impact of share activity and equity incentive plans. NET ASSET VALUE (NAV) PER SHARE BRIDGE Earnings and Distributions Investment Portfolio Performance Share Impact(1)

DEBT CAPITAL STRUCTURE

Diversified Borrowings ($ in millions) as of September 30, 2024

Funding Source	Debt Commitment	Outstanding Principal	Undrawn Commitment	Stated Maturity	Interest Rate
Notes:					
2025 Unsecured Notes[(1)]	$152.5	$152.5	-	January 16, 2025[(1)]	7.00%
Convertible Notes	$50.0	$50.0	-	December 11, 2025	6.00%
August 2026 Unsecured Notes	$125.0	$125.0	-	August 24, 2026	4.375%
December 2026 Unsecured Notes	$75.0	$75.0	-	December 16, 2026	4.25%
March 2029 Unsecured Notes[(2)]	$115.0	$115.0	-	March 30, 2029[(2)]	7.875%
September 2029 Unsecured Notes [(3)]	$115.0	$115.0	-	September 30, 2029[(3)]	7.875%
Bank Facility:					
KeyBank Credit Facility	$510.0[(4)]	$290.0	$220.0[(4)]	July 27, 2029	Adjusted Term SOFR + 2.85% to 3.25%

TRINITY CAPITAL

(1) The 2025 Unsecured Notes trade on the Nasdaq Global Select Market under the symbol "TRINL" and are callable at par, in whole or in part, at any time on or after January 16, 2023.
(2) The March 2029 Unsecured Notes trade on the Nasdaq Global Select Market under the symbol "TRINZ" and are callable at par, in whole or in part, at any time on or after March 30, 2026.
(3) The September 2029 Unsecured Notes trade on the Nasdaq Global Select Market under the symbol "TRINI" and are callable at par, in whole or in part, at any time on or after September 30, 2026.
(4) Represents the current maximum availability of $510.0 million as of September 30, 2024. Such commitment can be increased up to $690.0 million under the current terms of the facility.

© 2024 Trinity Capital Inc.
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PORTFOLIO HIGHLIGHTS

PORTFOLIO DIVERSIFICATION Diversified across investment type, transaction size, industry and geography Based on fair market value as of September 30, 2024. Includes debt investments only. Consists of the fair value of our investments in the JV, EPT 16, and the RIA as of September 30, 2024. The portfolio companies held within the multi-sector holdings investment portfolio represent a diverse set of geographic regions generally consistent with those in which we invest directly. Investment Type(1) Transaction Size(1)(2) Industry Type(1) Geographic Allocation(1) International 1.6% Multi-Sector Holdings(3) 1.5% 32.7% 11.2% 4.0% 10.3% 10.7% 28.0%

Based on outstanding principal. Based on fair market value. Mix of fixed and floating rate investments Strong asset diversification PORTFOLIO TRENDS

3Q24 2Q24 1Q24 4Q23 3Q23 Very Strong Performance (4.0 – 5.0) $105,385 6.8% $70,183 5.3% $56,991 4.5% $40,584 3.3% $34,728 3.3% Strong Performance (3.0 – 3.9) $458,494 29.4% $306,187 23.1% $275,106 21.5% $277,867 22.9% $225,408 21.3% Performing (2.0 – 2.9) $918,292 58.7% $886,030 67.0% $875,950 68.5% $805,730 66.3% $740,097 70.1% Watch (1.6– 1.9) $57,457 3.7% $53,449 4.0% $65,410 5.1% $56,740 4.7% $38,584 3.6% Default/Workout (1.0 – 1.5) $22,201 1.4% $8,035 0.6% $5,539 0.4% $33,452 2.8% $17,540 1.7% Weighted Average 2.9 2.7 2.7 2.7 2.8 Credit Risk Rating of Debt investments at Fair Value, 3Q 2023 – 3Q 2024 ($ in thousands)(1) Consistent and Disciplined Underwriting Standards DISCIPLINED CREDIT RATING The total fair value of debt investments excludes our debt investment in the JV, which was $12.9 million as of September 30, 2024. (1)

INTEREST RATE SENSITIVITY 76.6% floating rate debt investment portfolio as of September 30, 2024(1) 31.4% floating rate borrowings as of September 30, 2024(2) Based on outstanding principal of debt investments. Based on outstanding principal of borrowings.

HYPOTHETICAL WARRANT UPSIDE Proceeds of $70.4 million (2X) Potential gain of $14.9 million or $0.26 per share Proceeds of $105.7 million (3X) Potential gain of $50.2 million or $0.87 per share Proceeds of $140.9 million (4X) Potential gain of $85.4 million or $1.48 per share 168 Warrant Positions in 111 Portfolio Companies GAAP fair value ~ $50.5 million GAAP cost ~ $40.6 million ~ $70.4 million in nominal exercise value Hypothetical Models of Potential Warrant Gains at 9/30/2024 Assume that only 50% of warrants will monetize Cost of exercised warrants is ~ $55.5 million Based on 57.6 million shares of common stock outstanding at 9/30/2024 MULTIPLE MULTIPLE MULTIPLE 2X 3X 4X For Illustration Purposes Only

Select List of Current & Historical Investments DIVERSIFIED PORTFOLIO

ANALYST COVERAGE

EXTENSIVE INDUSTRY ANALYST COVERAGE Followed by eight firms Paul Johnson (initiated coverage 2/23/2021) Finian O’Shea (initiated coverage 2/23/2021) Douglas Harter (initiated coverage 2/23/2021) Bryce Rowe (initiated coverage 9/16/2022) Casey Alexander (initiated coverage 2/23/2021) Christopher Nolan (initiated coverage 2/23/2021) Mitchell Penn (initiated coverage 5/3/2021) Trinity Capital is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Trinity Capital’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Trinity Capital or its management. Trinity Capital does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations. Matt Hurwit (initiated coverage 7/5/2023)

SUPPLEMENTAL INFORMATION

BUSINESS DEVELOPMENT COMPANY (BDC) REGULATED INVESTMENT COMPANY (RIC) Trinity Capital Inc. is an Internally Managed BDC regulated under the 1940 Act and has elected to be treated as a RIC for Federal Income Tax Purposes beginning with its Taxable Year ending December 31, 2020 Regulated by the SEC under the Investment Company Act of 1940 (the “1940 Act”) Leverage limited to approximately 2:1 debt-to-equity Investments are required to be carried at fair value Majority of Board of Directors must be independent Must offer managerial assistance to portfolio companies Must distribute at least 90% of taxable income as dividend distributions to shareholders, subject to approval by Board of Directors Mandates asset diversification Eliminates corporate taxation Allows for the retention of capital gains and/or spillover of taxable income REGULATION & STRUCTURE

36 THANK YOU We look forward to our growing partnership. TRINITYCAP.COM